Exhibit 10.4

EXECUTION COPY

SERIES 2005-C-F SUPPLEMENT

TO SPREAD ACCOUNT AGREEMENT

Dated as of August 17, 2005

This Series 2005-C-F Supplement (this “Supplement”), dated as of August 17, 2005, is by and among FINANCIAL SECURITY ASSURANCE INC. (“Financial Security”), AFS FUNDING TRUST (“Funding Trust”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacities as Trustee and Trust Collateral Agent under the Indenture referred to below (in such capacity, the “Trustee”) and as Collateral Agent under the Spread Account Agreement dated as of December 1, 1994, as amended and restated as of May 11, 1998, as further amended and restated as of September 10, 2003, among the parties thereto (the “Master Agreement”), as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. Capitalized terms used in this Supplement and not otherwise specifically defined have the meaning given such terms in the Master Agreement.

WITNESSETH:

WHEREAS, the parties hereto have executed the Master Agreement, which contemplates and provides for the execution and delivery of individual Series Supplements with respect to Series of notes or certificates issued pursuant to an Indenture or a Pooling and Servicing Agreement, for the purpose of identifying, describing, and pledging Collateral related to a particular Series of notes or certificates;

WHEREAS, AmeriCredit Automobile Receivables Trust 2005-C-F (the “Series 2005-C-F Trust”) has been formed pursuant to a Trust Agreement dated as of August 9, 2005, as amended and restated as of August 17, 2005, between AFS Funding Trust and Wilmington Trust Company, as Owner Trustee (the “Series 2005-C-F Trust Agreement”);

WHEREAS, pursuant to a Sale and Servicing Agreement dated as of August 17, 2005 among AmeriCredit Financial Services, Inc., as Servicer, Funding Trust, as Seller and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent (the “2005-C-F Sale and Servicing Agreement”), Funding Trust is selling to the Series 2005-C-F Trust all of its right, title and interest in and to certain receivables and certain other trust property; and

WHEREAS, the Series 2005-C-F Trust is issuing the Series 2005-C-F Notes (as defined herein) pursuant to an Indenture dated as of August 17, 2005 between the Series 2005-C-F Trust and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent (the “2005-C-F Indenture”);

WHEREAS, the Series 2005-C-F Trust has agreed to pay the Series 2005-C-F Credit Enhancement Fee to Funding Trust in consideration of the obligations of Funding Trust pursuant hereto (such obligations forming part of the Series 2005-C-F Insurer Secured Obligations). The Series 2005-C-F Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 2005-C-F Policy (as defined herein).

NOW, THEREFORE, it is hereby agreed by and among the parties hereto as follows:

ARTICLE I

AGREEMENT

Section 1.01. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Master Agreement, the AmeriCredit 2005-C-F Letter Agreement (as defined below) or in the Series 2005-C-F Sale and Servicing Agreement (as defined below).

“Accelerated Payment Termination Date” means the earlier of the Distribution Date (as such term is defined in the Series 2005-C-F Sale and Servicing Agreement) on which (A) the principal balance of the Series 2005-C-F Class A-1 Notes is reduced to zero or (B) the Accelerated Payment Amount Shortfall (as such term is defined in the Series 2005-C-F Sale and Servicing Agreement) equals zero.

“AmeriCredit 2005-C-F Letter Agreement” means that certain letter agreement dated as of August 30, 2005 among Financial Security, Funding Trust, AmeriCredit Automobile Receivables Trust 2005-C-F, AmeriCredit Corp., AmeriCredit Financial Services, Inc. and the Trustee, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

“April–October Determination Date” shall mean, with respect to Series 2005-C-F, a Determination Date occurring during the months of April, May, June, July, August, September or October.

“Cumulative Default Rate” shall mean, with respect to Series 2005-C-F and with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to the Principal Balance of all Receivables which became Defaulted Receivables since the Initial Cutoff Date as of the related Accounting Date and the denominator of which is equal to the Original Pool Balance.

“Cumulative Default Test Failure” shall mean, with respect to Series 2005-C-F, the Cumulative Default Rate shall be equal to or greater than: (A) 3.31%, with respect to any Determination Date occurring prior to or during the 3rd calendar month succeeding the Series 2005-C-F Closing Date, (B) 5.45%, with respect to any Determination Date occurring after the 3rd, and prior to or during the 6th, calendar month succeeding the Series 2005-C-F Closing Date, (C) 7.72%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 2005-C-F Closing Date, (D) 9.37%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 2005-C-F Closing Date, (E) 11.24%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the

Series 2005-C-F Closing Date, (F) 13.59%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 2005-C-F Closing Date, (G) 15.93%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 2005-C-F Closing Date, (H) 17.33%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 2005-C-F Closing Date, (I) 19.21%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 2005-C-F Closing Date, (J) 20.61%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 2005-C-F Closing Date, (K) 22.25%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 2005-C-F Closing Date, (L) 23.42%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 2005-C-F Closing Date, (M) 24.59%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 2005-C-F Closing Date, (N) 25.30%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 2005-C-F Closing Date and (O) 26.00%, with respect to any Determination Date occurring after the 42nd calendar month succeeding the Series 2005-C-F Closing Date.

“Cumulative Net Loss Rate” shall mean, with respect to Series 2005-C-F and with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to the sum of (a) Net Losses for such Determination Date plus (b) 50% of the Principal Balance of all Receivables with respect to which 10% or more of a Scheduled Payment has become 91 or more days delinquent (not including Receivables included under the definition of Net Losses in clause (a) above) as of the related Accounting Date and the denominator of which is equal to the Original Pool Balance.

“Cumulative Net Loss Test Failure” shall mean, with respect to Series 2005-C-F, the Cumulative Net Loss Rate shall be equal to or greater than: (A) 1.99%, with respect to any Determination Date occurring prior to or during the 3rd calendar month succeeding the Series 2005-C-F Closing Date, (B) 3.22%, with respect to any Determination Date occurring after the 3rd, and prior to or during the 6th, calendar month succeeding the Series 2005-C-F Closing Date, (C) 4.50% with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 2005-C-F Closing Date, (D) 5.78%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 2005-C-F Closing Date, (E) 7.49%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 2005-C-F Closing Date, (F) 8.66%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 2005-C-F Closing Date, (G) 10.30%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 2005-C-F Closing Date, (H) 11.24%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 2005-C-F Closing Date, (I) 11.94%, with respect to any

Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 2005-C-F Closing Date, (J) 12.88%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 2005-C-F Closing Date, (K) 13.81%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 2005-C-F Closing Date, (L) 14.28%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 2005-C-F Closing Date and (M) 14.75%, with respect to any Determination Date occurring after the 36th calendar month succeeding the Series 2005-C-F Closing Date.

“Delinquency Test Failure” shall mean, (A) with respect to Series 2005-C-F and with respect to any April-October Determination Date, the arithmetic average of the Delinquency Ratio for such Determination Date and the two immediately preceding Determination Dates is equal to or greater than 4.0%; provided, however, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the twelfth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such April-October Determination Date and each Determination Date thereafter shall be deemed to be 5.0%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the twenty-fourth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such April-October Determination Date and each Determination Date thereafter shall be deemed to be 5.50%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the thirtieth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such April-October Determination Date and each Determination Date thereafter shall be deemed to be 6.0%; and provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the thirty-sixth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such April-October Determination Date and each Determination Date thereafter shall be deemed to be 6.75%; or (B) with respect to Series 2005-C-F and with respect to any November-March Determination Date, the arithmetic average of the Delinquency Ratio for such Determination Date and the two immediately preceding Determination Dates is equal to or greater than 4.25%; provided, however, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the twelfth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such November-March Determination Date and each Determination Date thereafter shall be deemed to be 5.25%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the twenty-fourth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such November-March Determination Date and each Determination Date thereafter shall be deemed to be 5.75%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the thirtieth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such November-March Determination Date and each Determination Date thereafter shall be deemed to be 6.25%; and provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring subsequent to the thirty-sixth Determination Date after the Series 2005-C-F Closing Date, the percentage referred to in the previous clause for such November-March Determination Date and each Determination Date thereafter shall be deemed to be 7.00%.

“Floor Amount” shall mean, with respect to Series 2005-C-F and with respect to any Determination Date, the greater of (A) $100,000 and (B) the lesser of (i) the Note Balance and (ii) 2.0% of the Original Pool Balance.

“Note Balance” shall mean, with respect to any Determination Date, the sum of the aggregate principal balance of the Notes with respect to such Determination Date after giving effect to all distributions on the Notes on the related Distribution Date.

“November–March Determination Date” shall mean, with respect to Series 2005-C-F, a Determination Date occurring during the months of November, December, January, February or March.

“OC Level” shall mean 13.5%; provided, however, if each of the “Step-Down Conditions” set forth in the AmeriCredit 2005-C-F Letter Agreement are satisfied on a Determination Date preceding the Distribution Date set forth in the following table, the OC Level shall be reduced to the amount set forth with respect to such Distribution Date in the following table; provided, further, however, that if any of such “Step Down Conditions” are not satisfied with respect to any Distribution Date in the following table, the OC Level shall not be reduced on such Distribution Date and will not be subject to reduction or further reduction, as applicable, until the next Distribution Date set forth in the following table (if any):

Distribution Date occurring in:	OC Level
18th calendar month	12.5%

24th calendar month	11.5%

30th calendar month	10.5%

“OC Percentage” shall mean, with respect to Series 2005-C-F and with respect to any Determination Date, the sum of (i) the percentage equivalent of a fraction the numerator of which is equal to the excess, if any, of (A) the Aggregate Principal Balance as of such Determination Date over (B) the Note Balance minus the Pre-Funded Amount as of such Determination Date and the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date, and (ii) the percentage equivalent of a fraction the numerator of which is equal to the amount on deposit in the Series 2005-C-F Spread Account as of such Determination Date (after giving effect to any withdrawals from the Series 2005-C-F Spread Account to be made on the related Distribution Date)

and the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date.

“Pre-Funded Amount” has the meaning specified in the Series 2005-C-F Sale and Servicing Agreement.

“Requisite Amount” shall mean, as of any Determination Date, (A) if no Trigger Event and no Insurance Agreement Event of Default shall exist as of such Determination Date, the sum of (a) the Floor Amount with respect to such Determination Date and (b) the Spread Account Shortfall, if any, with respect to such Determination Date; (B) if a Trigger Event shall exist as of such Determination Date and no Insurance Agreement Event of Default shall have occurred as of such Determination Date, the sum of (i) 8.5% of the Aggregate Principal Balance with respect to such Determination Date and (ii) the Spread Account Shortfall, if any, with respect to such Determination Date; or (C) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, an unlimited amount.

“Series 2005-C-F Credit Enhancement Fee” means the amount distributable on each Distribution Date pursuant to Sections 5.7(b)(vi) and (viii) of the Series 2005-C-F Sale and Servicing Agreement.

“Series 2005-C-F Insurance Agreement” means the Insurance and Indemnity Agreement dated as of August 17, 2005, among Financial Security, the Series 2005-C-F Trust, AmeriCredit Financial Services, Inc., AmeriCredit Corp. and Funding Trust.

“Series 2005-C-F Insurer Secured Obligations” means all amounts and obligations which may at any time be owed to or on behalf of Financial Security (or any agents, accountants or attorneys for Financial Security) under the Series 2005-C-F Insurance Agreement or under any Transaction Document (as defined in the Series 2005-C-F Insurance Agreement), regardless of whether such amounts are owed now or related to such Series in the future, whether liquidated or unliquidated, contingent or non-contingent.

“Series 2005-C-F Notes” means the $182,000,000 Class A-1 3.8445% Asset Backed Notes, $271,000,000 Class A-2 4.31% Asset Backed Notes, $356,000,000 Class A-3 4.47% Asset Backed Notes and $291,000,000 Class A-4 4.63% Asset Backed Notes, issued pursuant to the Series 2005-C-F Indenture.

“Series 2005-C-F Policy” means the financial guaranty insurance policies issued by Financial Security with respect to each of the Series 2005-C-F Notes pursuant to the Series 2005-C-F Insurance Agreement.

“Series 2005-C-F Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of August 17, 2005, among AmeriCredit Automobile Receivable Trust 2005-C-F, as Issuer, AFS Funding Trust, as Seller, AmeriCredit Financial Services, Inc., as Servicer and Wells Fargo Bank, National Association, a national association, as Backup Servicer and Trust Collateral Agent.

“Target OC Percentage” shall mean, with respect to Series 2005-C-F and with respect to any Determination Date, the sum of (i) the percentage equivalent of a fraction the numerator of which is equal to the Floor Amount as of such Determination Date and the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date, and (ii) the percentage equivalent of a fraction the numerator of which is equal to the excess, if any, of (A) the Aggregate Principal Balance as of such Determination Date over (B) the Required Pro Forma Note Balance as of such Determination Date and the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date.

“Trigger Event” shall mean, with respect to Series 2005-C-F and as of a Determination Date, the occurrence of any of the following:

(i)	the occurrence of a Cumulative Net Loss Test Failure;

(ii)	the occurrence of a Delinquency Test Failure; or

(iii)	the occurrence of a Cumulative Default Test Failure.

Section 1.02. Series 2005-C-F Credit Enhancement Fee. The Series 2005-C-F Sale and Servicing Agreement provides for the payment to Funding Trust of the Series 2005-C-F Credit Enhancement Fee, to be paid to Funding Trust by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. Funding Trust hereby agrees that payment of the Series 2005-C-F Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the Series 2005-C-F Sale and Servicing Agreement is adequate consideration and the exclusive consideration to be received by Funding Trust for the obligations of Funding Trust pursuant hereto (including, without limitation, the transfer by Funding Trust to the Collateral Agent of the Series 2005-C-F Spread Account Initial Deposit) and pursuant to the Series 2005-C-F Insurance Agreement. Funding Trust hereby agrees with the Trustee and with Financial Security that payment of the Series 2005-C-F Credit Enhancement Fee to Funding Trust is expressly conditioned on subordination of the Series 2005-C-F Credit Enhancement Fee to payments on the Notes and the Certificates of any Series, payments of amounts due to Financial Security and the other obligations of the Trusts, in each case to the extent provided in the section governing distributions in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, and Section 3.03 of the Master Agreement, and the Security Interest of the Secured Parties in the Series 2005-C-F Collateral is intended to effect and enforce such subordination and to provide security for the Series 2005-C-F Secured Obligations and subject to the terms hereof the Secured Obligations with respect to other Series.

Section 1.03. Grant of Security Interests by Funding Trust.

(a) In order to secure the performance of the Secured Obligations related to Series 2005-C-F, and the Secured Obligations related to other Series to the extent provided in the Master Agreement, Funding Trust hereby pledges, assigns, grants, transfers and conveys to Wells Fargo Bank, National Association, as Collateral Agent, on

behalf of and for the benefit of the Secured Parties to secure such Secured Obligations, a Lien on and security interest in (which Lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the “Series 2005-C-F Collateral” and constituting Collateral under the Master Agreement):

(i) the Series 2005-C-F Credit Enhancement Fee and all rights and remedies that Funding Trust may have to enforce payment of the Series 2005-C-F Credit Enhancement Fee whether under the Series 2005-C-F Sale and Servicing Agreement or otherwise;

(ii) the Series 2005-C-F Spread Account (the “Series 2005-C-F Spread Account”) as established pursuant to Section 3.01 of the Master Agreement (including, without limitation, the Series 2005-C-F Spread Account Initial Deposit (as defined below), the Series 2005-C-F Subsequent Spread Account Deposits and all additional monies, checks, securities, investments and other items or documents at any time held in or evidencing any such accounts);

(iii) all of Funding Trust’s right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, including investments made with amounts on deposit in the Series 2005-C-F Spread Account;

(iv) to the extent recourse is provided under the Master Agreement to Collateral related to other Series (as such Collateral is described in the applicable Series Supplement(s) related thereto), such Collateral; and

(v) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

(b) In order to effectuate the provisions and purposes of this Supplement, including for the purpose of perfecting the security interests granted hereunder, Funding Trust represents and warrants that it has, prior to the execution of this Supplement, executed and filed an appropriate Uniform Commercial Code financing statement in Delaware sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 2005-C-F Collateral which can be perfected by the filing of a financing statement or has delivered to Financial Security a legal opinion acceptable to Financial Security to the effect that no filings are required to perfect the security interests granted hereunder.

Section 1.04. The parties hereto acknowledge and agree that the Spread Account Initial Deposit comprising part of the Series 2005-C-F Collateral shall be in the amount of $18,000,099.85 (the “Series 2005-C-F Spread Account Initial Deposit”). Funding Trust and the Collateral Agent confirm that concurrently with the execution and delivery of this Supplement such amount has been deposited by Funding Trust with the Collateral Agent for deposit into the Series 2005-C-F Spread Account. The parties hereto agree that on each Subsequent Transfer Date, the Series 2005-C-F Trust will, pursuant to

Section 2.2 of the Series 2005-C-F Sale and Servicing Agreement, deliver on behalf of Funding Trust, the Subsequent Spread Account Deposit for such Subsequent Transfer Date to the Collateral Agent.

Section 1.05. Wells Fargo Bank, National Association, hereby undertakes and agrees to act as “securities intermediary” (as such term is defined in Section 8-102 (a)(14) of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”)). In such capacity (Wells Fargo Bank, National Association, in such capacity being herein sometimes referred to as the “Securities Intermediary”) and in accordance with Section 3.01 of the Master Agreement, the Securities Intermediary has established account number 18221703 in the name of Wells Fargo Bank, National Association, as Trustee and Collateral Agent which account is the account referred to herein as the “Series 2005-C-F Spread Account.” The Security Intermediary represents, warrants, acknowledges and agrees that:

(a) It shall not change the name or account number of the Series 2005-C-F Spread Account without the prior written consent of the Collateral Agent;

(b) All securities or other property underlying any financial assets deposited in or credited to the Series 2005-C-F Spread Account shall be registered in the name of the Securities Intermediary or the Collateral Agent or in blank or credited to another securities account or accounts maintained in the name of the Securities Intermediary, and in no case shall any financial asset deposited in or credited to the Series 2005-C-F Spread Account be registered in the name of Funding Trust except to the extent the foregoing have been specially indorsed to the Securities Intermediary in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Master Agreement and this Supplement for deposit in or credit to the Series 2005-C-F Spread Account shall be promptly credited to the Series 2005-C-F Spread Account;

(d) The Series 2005-C-F Spread Account is a “securities account” as such term is defined in Section 8-501(a) of the New York UCC, and the Securities Intermediary agrees that each item of property (whether investment property, financial asset, security, instrument or cash) deposited in or credited to the Series 2005-C-F Spread Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC and that, subject to the terms of the Master Agreement and this Supplement, the Securities Intermediary will treat the Collateral Agent as entitled to exercise the rights that comprise any financial asset deposited in or credited to such Account; and

(e) If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Series 2005-C-F Spread Account, the Securities Intermediary shall comply with such entitlement order without further consent by Funding Trust or any other person.

Without limiting the generality of Section 2.04 this Supplement, the parties agree that both this Supplement and the Series 2005-C-F Spread Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Series 2005-C-F Spread Account (as well as all of the securities entitlements related thereto) shall be governed by the laws of the State of New York.

ARTICLE II

MISCELLANEOUS

Section 2.01. This Supplement may be executed in multiple counterparts, each of which shall constitute an original and all of which when taken together shall constitute one instrument.

Section 2.02. The covenants, representations and agreements provided for in the Master Agreement are hereby in all respects ratified, confirmed and approved by the parties hereto and made applicable to this Supplement.

Section 2.03. Further Assurances. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Supplement or to confirm or perfect any transaction described or contemplated herein.

Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the parties hereto has executed this Supplement by their respective duly authorized officers or agents, as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

FINANCIAL SECURITY ASSURANCE INC.

By:	/s/ Ravi Gandhi
Authorized Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

AFS FUNDING TRUST

By: AmeriCredit Financial Services, Inc., as Administrator

By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Senior Vice President, General Counsel

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